SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 3, 1996
                                 Date of Report



                               CIDCO INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



         0-23296                                             13-3500734
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(Commission File No.)                                 (I.R.S. Employer I.D.#)

                               220 Cochrane Circle
                          Morgan Hill, California 95037
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              (Address of principal executive offices and Zip Code)


                                 (408) 779-1162
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              (Registrant's telephone number, including area code)


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ITEM 5.   Other Events

         On June 28, 1996, pursuant to a Note Purchase Agreement (the "Purchase Agreement") dated June 7, 1996 among the Registrant, ID Holding Partnership, L.P. ("ID Holding"), a Delaware limited partnership, and ID Partnership, L.P. ("ID Partners"), a Delaware limited partnership and the parent of ID Holding, the Registrant sold to ID Holding 3.75% Subordinated Convertible Notes due June 30, 2003 (the "Notes") in the aggregate principal amount of $150,000,000. The Notes were purchased by ID Holding for cash at the principal amount thereof and are convertible into shares of Common Stock, par value $.01 per share at any time after December 31, 1996, in whole or in part, at the option of ID Holding, at a conversion price of $41 per Share, subject to anti-dilution protection. The transaction closed and was funded on June 28, 1996.

ITEM 7.       Financial Statements and Exhibits

         (b) The following exhibits are hereby made part of this Form 8-K:

         Exhibit No. 1     Note Purchase Agreement among the Registrant, ID
                           Holding Partnership, L.P. and ID Partnership, L.P.

         Exhibit No. 2     3.75% Convertible Subordinated Not Due June 30, 2003
                           in the principal amount of $150,000,000, issued by the Registrant on June 28, 1996 and made payable to ID Holding Partnership, L.P.

         Exhibit No. 3     Registration Rights Agreement between the Registrant
                           and ID Holding Partnership, L.P.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIDCO INCORPORATED



                                      By:   /s/ Scott C. McDonald
                                            Executive Vice President




Dated: July 3, 1996


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